UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 14, 2022

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

CVI Investments, Inc. Exchange Offer and Amendment

On November 14, 2022, Novo Integrated Sciences, Inc., a Nevada corporation (the “Company”) entered into an exchange offer and amendment (the “CVI Exchange Offer and Amendment”) with CVI Investments, Inc. (“CVI”). Pursuant to the terms of the CVI Exchange Offer and Amendment, (i) the Company exchanged one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for each share of Common Stock underlying the warrant to purchase common stock, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Warrant”); and (ii) the Company and CVI amended certain provisions of the senior secured convertible note, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Note”), all as more fully described below and as set forth in the CVI Warrant and the CVI Note, as applicable.

Pursuant to the terms of the CVI Exchange Offer and Amendment, the Company and CVI agreed to amend the CVI Note such that (i) the Company shall pay the interest originally payable in November 2022 and December 2022 upon execution of the CVI Exchange Offer and Amendment, (ii) the Company shall pay a $50,000.00 extension fee to CVI ($10,000.00 on January 15, 2023, $10,000.00 on February 14, 2023, $10,000.00 on March 14, 2023, $10,000.00 on April 14, 2023, and $10,000.00 on May 15, 2023), (iii) the payment dates for the principal originally payable in November 2022 and December 2022 shall be extended such that 1/5 of such respective principal amount shall instead be paid on each Amortization Date (as defined in the CVI Note) during January 2023, February 2023, March 2023, April 2023, and May 2023, in addition to the Amortization Redemption Amounts (as defined in the CVI Note) (the “Amortization Redemption Amounts”) due on the aforementioned dates in 2023.

Also, pursuant to the terms of the CVI Exchange Offer and Amendment, the Company agreed to hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) calendar days after November 14, 2022, for the purpose of obtaining shareholder approval (“Shareholder Approval”) to amend the CVI Note as follows:

(i)	the definition of Conversion Price (as defined in the CVI Note) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of the CVI Note converted after the date that the Shareholder Approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in the CVI Note) during the five (5) trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of the CVI Note that is converted pursuant to a voluntary conversion by CVI shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	CVI may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that CVI agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the CVI Note)); and

(iii)	upon mutual consent by the Company and CVI, CVI may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

The CVI Exchange Offer and Amendment further provides that from November 14, 2022 until thirty (30) days following November 14, 2022, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or any securities convertible or exchangeable into Common Stock, or (ii) enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued together with the Exchange Warrants or any other warrants of the Company that are outstanding on November 14, 2022, in each such case except with respect to certain exempt issuances.

Hudson Bay Master Fund Ltd. Exchange Offer and Amendment

Also, on November 14, 2022, the Company entered into an exchange offer and amendment (the “Hudson Bay Exchange Offer and Amendment”) with Hudson Bay Master Fund Ltd. (“Hudson Bay”). Pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, (i) the Company exchanged one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for each share of Common Stock underlying the warrant to purchase common stock, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Warrant”); and (ii) the Company and Hudson Bay amended certain provisions of the senior secured convertible note, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Note”), all as more fully described below and as set forth in the Hudson Bay Warrant and the Hudson Bay Note, as applicable.

Pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, the Company and Hudson Bay agreed to amend the Hudson Bay Note such that (i) the Company shall pay the interest originally payable in November 2022 and December 2022 upon execution of the Hudson Bay Exchange Offer and Amendment, (ii) the Company shall pay a $50,000.00 extension fee to Hudson Bay ($10,000.00 on January 15, 2023, $10,000.00 on February 14, 2023, $10,000.00 on March 14, 2023, $10,000.00 on April 14, 2023, and $10,000.00 on May 15, 2023), (iii) the payment dates for the principal originally payable in November 2022 and December 2022 shall be extended such that 1/5 of such respective principal amount shall instead be paid on each Amortization Date (as defined in the Hudson Bay Note) during January 2023, February 2023, March 2023, April 2023, and May 2023, in addition to the Amortization Redemption Amounts (as defined in the Hudson Bay Note) (the “Amortization Redemption Amounts”) due on the aforementioned dates in 2023.

Also, pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, the Company agreed to hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) calendar days after November 14, 2022, for the purpose of obtaining shareholder approval (“Shareholder Approval”) to amend the Hudson Bay Note as follows:

(i)	the definition of Conversion Price (as defined in the Hudson Bay Note) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of the Hudson Bay Note converted after the date that the Shareholder Approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in the Hudson Bay Note) during the five (5) trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of the Hudson Bay Note that is converted pursuant to a voluntary conversion by Hudson Bay shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	Hudson Bay may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that Hudson Bay agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the Hudson Bay Note)); and

(iii)	upon mutual consent by the Company and Hudson Bay, Hudson Bay may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

The Hudson Bay Exchange Offer and Amendment further provides that from November 14, 2022 until thirty (30) days following November 14, 2022, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or any securities convertible or exchangeable into Common Stock, or (ii) enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued together with the Exchange Warrants or any other warrants of the Company that are outstanding on November 14, 2022, in each such case except with respect to certain exempt issuances.

The foregoing summary of the CVI Exchange Offer and Amendment and the Hudson Bay Exchange Offer and Amendment is qualified in its entirety by reference to the full text of the CVI Exchange Offer and Amendment and the Hudson Bay Exchange Offer and Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Offer and Amendment, dated as of November 14, 2022, by and between the registrant and CVI Investments, Inc.
10.2	Exchange Offer and Amendment, dated as of November 14, 2022, by and between the registrant and Hudson Bay Master Fund Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 15, 2022	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer